UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 9, 2013

Commission File Number:  00025940

Glowpoint, Inc.
(Exact name of registrant as specified in its charter)

Delaware	77-0312442
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

430 Mountain Avenue, Suite 301, Murray Hill, New Jersey 07974
(Address of principal executive offices)

973-855-3411
(Registrant’s telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

Exchange Agreement

On August 9, 2013, Glowpoint, Inc. (the “Company”) entered into a Series B-1 Preferred Exchange Agreement (the “Agreement”), by and between the Company and GP Investment Holdings, LLC (“GPI”), whereby, the Company has agreed to exchange (the “Exchange Transaction”) 95 shares (the “Shares”) of the Company’s Series B-1 Preferred Stock (the “Preferred Stock”) for 6,333,333 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”).  Each share of Preferred Stock has a stated value of $100,000 per share and a liquidation preference equal to the stated value plus all accrued and unpaid dividends.  As of August 9, 2013, the liquidation preference for the Shares was approximately $9,736,000, representing an effective conversion price for the Common Stock issued in the Exchange Transaction of $1.54 per share.  The Exchange Transaction closed on August 9, 2013.

GPI acquired the Shares pursuant to a private sale by and between GPI and Vicis Capital Master Fund (“Vicis”), whereby, Vicis sold its entire portfolio of the Company’s Common Stock (consisting of 8,942,805 shares) and Preferred Stock (consisting of  the Shares), to GPI.  After giving effect to the Exchange Transaction, GPI  holds 15,276,138 shares of the Company’s Common Stock.

The  Agreement contains customary representations and warranties and indemnification provisions.

Registration Rights Agreement

In connection with the Agreement, the Company entered into a Registration Rights Agreement (the “Registration Agreement”), by and between the Company and GPI, whereby, the Company has agreed to use its best efforts to file a registration statement, covering 6,333,333 shares of Common Stock, with the Securities and Exchange Commission no later than ninety (90) days after August 9, 2013.  Pursuant to the Registration Agreement, GPI has agreed not to sell any shares of Common Stock held by it for a period of one (1) year after the execution of the Registration Agreement, with some customary exceptions.

The  Registration Agreement contains customary representations and warranties and indemnification provisions.

The foregoing descriptions of the Agreement and Registration Agreement are only summaries thereof and are qualified in their entirety by reference to the full text of each of the Agreement and Registration Agreement, which are attached as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 9.01 Financial Statements and Exhibits

The following exhibits are included with this report:

Exhibit No.	Description
10.1	Series B-1 Preferred Exchange Agreement, dated as of August 9, 2013, by and between Glowpoint, Inc. and GP Investment Holdings, LLC.
10.2	Registration Rights Agreement, dated as of August 9, 2013, by and between Glowpoint, Inc. and GP Investment Holdings, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2013	GLOWPOINT, INC. /s/ Peter Holst
Peter Holst President and Chief Executive Officer

Exhibit
Number	Description

10.1	Series B-1 Preferred Exchange Agreement, dated as of August 9, 2013, by and between Glowpoint, Inc. and GP Investment Holdings, LLC.
10.2	Registration Rights Agreement, dated as of August 9, 2013, by and between Glowpoint, Inc. and GP Investment Holdings, LLC.